EXHIBIT 10.29

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT is made and entered into as of September 1, 2005 (the "Agreement") by and between Gateway International Holdings, Inc., a Nevada corporation (the "Company") having an office at 3840 East Eagle Drive, Anaheim, California 92807 and Mr. Anthony Anish, an individual currently residing in the County of Orange, State of California (the "Consultant"). Each of the Company and the Consultant may hereinafter be referred to individually as a "Party" and collectively as the "Parties".

1. TERM OF ENGAGEMENT. The Company hereby agrees to retain the Consultant, and the Consultant hereby agrees to be retained by the Company, upon the terms set forth in this Agreement, for the period commencing on the date hereof and ending on the third anniversary of the date hereof (the "Consulting Period").

2. CONSULTING DUTIES. During the Consulting Period, the Consultant agrees to perform such consulting, advisory and related services to and for the Company as may be reasonably requested from time to time by the Board of Directors of the Company (the "Board") in the areas of (i) strategic planning and (ii) financial advice and planning. The Consultant's services shall be provided at such times and in such locations as the parties mutually agree. The Consultant shall devote such time and effort to his services hereunder as the parties mutually agree.

3. FEES AND EXPENSES.

      3.1 FEES. In full compensation for his consulting services rendered under this Agreement, the Company shall compensate the Consultant a base hourly rate of $130 per hour (the "Base Fee"), payable in accordance with the regular payroll practices of the Company. As further consideration for the services of the Consultant rendered pursuant hereto, upon execution hereof, the Company shall issue to the Consultant 500,000 restricted shares of the Company's common stock (the "Stock Compensation"). This Stock Compensation is offered for contributions given over the last eighteen months and anticipated contributions Consultant will make to the Company during the Consulting Period.

      3.2 EXPENSES. The Company shall reimburse the Consultant for all reasonable travel and other business expenses incurred or paid by the Consultant in connection with the performance of his duties hereunder, upon presentation by the Consultant of documentation, expense statements, vouchers and/or such other supporting information as the Company may request, PROVIDED, HOWEVER, that the nature and amount of such expenses shall be subject to the Company's expense policies as in effect from time to time.

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4. INDEPENDENT  CONTRACTOR  STATUS.  The Consultant shall perform his consulting services as an "independent contractor" and not as an employee or agent of the Company. The Consultant shall not be entitled to any benefits made available to employees of the Company.

5. CONFIDENTIAL INFORMATION. The Consultant agrees not to disclose, either during the Consulting Period or at any time thereafter, to any person not employed by the Company or not engaged to render services to the Company, any confidential, proprietary or trade secret information ("Confidential Information") obtained by the Consultant from the Company; PROVIDED, HOWEVER, that this provision shall not preclude the Consultant from the use or disclosure of information known generally to the public (other than that which the Consultant may have disclosed in breach of this Agreement) or of information not generally considered confidential or from disclosure required by law or court order or in the proper conduct of the Company's business. The Consultant agrees that his obligation not to disclose or use Confidential Information also extends to Confidential Information of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Consultant in the course of the Company's business.

6. TERMINATION.

      6.1 Termination by the Company. The Company may, at its option, terminate this Agreement (a) immediately for Cause; or (b) by providing 10 calendar days prior written notice of its intent to terminate this Agreement to the Consultant. As used herein, the term "Cause" shall mean (a) Consultant's conviction of, guilty or "no contest" plea to, or confession of guilt of a felony, (b) a willful act by Consultant which constitutes gross misconduct and which is materially injurious to the Company, including, but not limited to, theft, fraud or other illegal conduct, (c) death of the Consultant, and (d) the physical or mental impairment of the Consultant which limits a major life activity of the Consultant and which renders Consultant unable to perform the essential functions of his position, even with reasonable accommodation which does not impose an undue hardship on the Company, which condition continues for more than 30 consecutive days or 45 days out of a 90 consecutive day period.


      6.2 Termination by Consultant. Consultant may terminate this Agreement for any reason whatsoever by giving 10 calendar days prior written of termination to the Company.

7. MISCELLANEOUS.

      7.1 NOTICES. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed to such party's principal place of business as set forth immediately below such party's signature to this Agreement, Preamble, or at such other address as any party may


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hereafter indicate by notice delivered as set forth in this Section 7.1.

         7.2 BINDING AGREEMENT; ASSIGNMENT. This Agreement shall constitute the binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective heirs, personal representatives, successors and assigns. This Agreement may not be assigned by either party, whether by operation of law or by contract, without the prior, written consent of the other party hereto.

         7.3 ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement and understanding among the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings by any party, all of which are merged herein and superseded hereby.


      7.4  GOVERNING  LAW;  VENUE.  This  Agreement  shall  be  governed  by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

      7.5 SPECIFIC PERFORMANCE; REMEDIES CUMULATIVE. The parties hereby agree with each other that, in the event of any breach of this Agreement by any party where such breach may cause irreparable harm to any other party, or where monetary damages may not be sufficient or may not be adequately quantified, then the affected party or parties shall be entitled to specific performance, injunctive relief or such other equitable remedies as may be available to it, which remedies shall be cumulative and non-exclusive, and in addition to such other remedies as such party may otherwise have at law or in equity.

      7.6 SEVERABLE PROVISIONS. The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

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      IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year set forth above.


                                    GATEWAY INTERNATIONAL HOLDINGS, INC.


                                    By:       /s/Larry Consalvi
                                              ----------------------------------
                                    Name: Larry Consalvi
                                    Its:    President


                                    CONSULTANT

                                    By:       /s/ Anthony Anish
                                              ----------------------------------
                                              Anthony Anish

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